UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2005


                                 SIRICOMM, INC.
             (Exact name of registrant as specified in its Charter)

         Delaware                       0-18399                  62-1386759
-----------------------------        ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                 File No.)             Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri            64804
-------------------------------------------------            -----
    (Address of principal executive offices)               (Zip Code)


                                 (417) 626-9961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On February 7, 2005 the Company entered into a Network Installation Agreement (the "Agreement") with Sat-Net Communications, Inc. ("Sat-Net"). The term of the Agreement is for sixty (60) months commencing on February 7, 2005. The Agreement will be automatically extended on a year-to-year basis upon expiration of initial term unless terminated in writing by either party.

         During the term of the Agreement, Sat-Net will provide and install VSAT/802.11 terminals at a pre-determined number of truck-stop locations at a predetermined turnkey price per site.

         Pursuant to the Agreement, the Company is issuing to Sat-Net 2,000,000 shares of its Common Stock and 1,000,000 Common Stock Purchase Warrants (the "Warrants") exercisable for a period of three (3) years at a price of $2.00 per share. The Warrants are subject to vesting at the rate of 2,500 warrants per truck-stop location installed; provided, however, that the vesting with respect to the first 250 locations will be deemed to occur when the wireless infrastructure is "network operational," as defined in the Agreement.

         In addition, the 2,000,000 shares of Common Stock have "piggy-back" registration rights.

Item 3.02 Unregistered Sales of Equity Securities

         The information disclosed in Item 1.01 of this report is incorporated by reference in this Item 3.02. Sat-Net represented that it is accredited and the issuance of the Company's common stock was negotiated between itself and the Company without a broker-dealer or payment of commission in reliance on Section 4(2) of the Act.

Item 9.01 Financial Statements and Exhibits

                  c) Exhibits

                  10.1     Form of Registration Rights Agreement
                  10.2     Form of Warrant
                  10.3 Network Installation Agreement between Company and Sat-Net Communications, Inc. dated February 7, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SIRICOMM,  INC.
                                                   (Registrant)


Date: February 9, 2005                             By:   /s/ J. Richard Iler
                                                       -------------------------
                                                       J. Richard Iler,
                                                       Chief Financial Officer

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